1 LOAN AGREEMENT [Revolving Line of Credit] THIS LOAN AGREEMENT [Revolving Line of Credit] (the “Loan Agreement”), dated November 8, 2024 (the “Effective Date”), is made by and between the parties set forth below. This Loan Agreement is executed between INTERNATIONAL BANK OF COMMERCE, whose address is 130 E. Travis, San Antonio, Texas 78205, in the capacity set forth below, BIGLARI HOLDINGS INC., an Indiana corporation, whose address is 1900 Ridgewood Parkway, Suite 1200, San Antonio, Texas 78259 in the capacity set forth below, and STEAK N SHAKE INC., an Indiana corporation, whose address is whose address is 107 S Pennsylvania Street, Suite 400, Indianapolis, Indiana 46204 in the capacity set forth below, in connection with a loan (the “Loan”) in the amount of SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00). ARTICLE I - DEFINITIONS For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them. 1.1 Advance. The term “Advance” shall mean a disbursement by Lender of any of the proceeds of the Loan. 1.2 Application for Advance. The term “Application for Advance” shall mean a written application (on a form approved by Lender) executed by Borrower, accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender may reasonably request. An Application for Advance may be submitted by e-mail transmission. 1.3 Appraisal. The term “Appraisal” shall mean an appraisal of the fair market value of a Restaurant Property, prepared in form and content reasonably satisfactory to Lender in compliance with all Governmental Requirements as well as applicable law and regulation applicable to Lender. 1.4 Borrower. The term “Borrower” shall mean BIGLARI HOLDINGS INC., an Indiana corporation, whose address is 1900 Ridgewood Parkway, Suite 1200, San Antonio, Texas 78259. 1.5 Code. The term “Code” shall mean the state of the Borrower’s residency. 1.6 Conditions to Advance.

2 The term “Condition to Advance” shall mean the Conditions to Advance required by this Agreement and the documents, certificates and other items that are described in Attachment 2, together with such other documents, instruments and certificates as Lender may reasonably require, and with all filing and recording fees paid. 1.7 Deed of Trust or Mortgage. The term “Deed of Trust or Mortgage” shall mean each Deed of Trust or Mortgage securing the payment of the Note and the payment and performance of all obligations specified in the Deed of Trust or Mortgage and this Loan Agreement, and evidencing a valid and enforceable first and prior lien on and direct assignment of the Restaurant Property, and any future amendments or supplements thereto. 1.8 Event of Default. The term “Event of Default” shall mean the occurrence of any one of the following, subject to the rights of Borrower to cure any Event of Default under the Notice and Cure provision: (a) Any indebtedness evidenced, governed or secured by any of the Loan Instruments is not paid when due, whether by acceleration or otherwise. (b) Any covenant in this Agreement or any of the other Loan Instruments is not fully and timely performed on the part of Borrower, or the occurrence of any default or event of default on the part of Borrower thereunder. (c) Any statement, representation or warranty made by Borrower in the Loan Instruments, any financial statement of Borrower or any other writing by Borrower delivered to Lender in connection with the Loan is false, misleading or erroneous in any material respect. (d) Failure of Borrower to satisfy any condition specified herein as precedent to the obligation of Lender to make an Advance after an Application for Advance has been submitted by Borrower to Lender. (e) Borrower: (1) does not generally pay its debts as they become due or admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or (2) commences any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws; or (3) in any involuntary case, proceeding or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, (i) fails to obtain a dismissal of such case, proceeding or other action within

3 sixty (60) days of its commencement, or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or (4) conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within sixty (60) days from the date thereof; or (5) has a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of the Restaurant Property or any other of its property or has any court take jurisdiction of any other of its property which continues for a period of sixty (60) days; or (6) fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any property of such person; or (7) fails to pay immediately any final money judgment against such person. (f) The liquidation, termination, or dissolution of Borrower. (g) The failure of Borrower to provide any Financial Statements required under this Agreement, subject to Section 6.1. (h) The breach or violation of any Financial Covenant under this Agreement. (i) Without the prior written consent of Lender, but subject to Section 7.2: (1) title to all or any part of any Restaurant Property (other than obsolete personal property replaced by adequate substitutes of equal or greater value than the replaced items when new) shall become vested in any party other than Guarantor, whether by operation of law or otherwise, unless such action is expressly permitted by the Loan Instruments; (2) an easement or dedication, plat, declaration, or restriction, or encumbrance is filed against a Restaurant Property, unless such action is expressly permitted by the Loan Instruments; (3) any Restaurant Property shall be leased; (4) any Restaurant Property shall be abandoned; (5) the sale, lease, transfer or other disposition of any Restaurant Property; or(6) the pledging, mortgaging, granting of a lien on or security interest in, or other hypothecation or encumbrance of any Restaurant Property. (j) The holder of any lien, security interest or assignment on any Restaurant Property that is not subordinate to the liens held by Lender against such Restaurant Property institutes foreclosure or other proceedings or takes other action for the enforcement of its remedies thereunder, unless approved in writing by Lender. 1.9 Financial Statements.

4 The term “Financial Statements” shall mean the quarterly and annual financial statements of Borrower, which Borrower is required to file with the SEC, including balance sheets, statements of cash flows, statements of change in shareholders equity as well as notes to the financial statements with respect to Borrower. Financial Statements of Borrower shall be prepared in accordance with GAAP and the requirements of the SEC and the annual report shall be audited by a certified public accountant satisfactory to Lender with an opinion of such certified public accountant containing without qualification. Borrower shall provide notice to Lender when Financial Statements are filed with the SEC. Borrower shall separately provide an annual cash-flow report for the Restaurant Property. 1.10 Financing Statements. The term “Financing Statements” shall mean the Form UCC-1 financing statements perfecting the security interests securing the Loan, to be filed with the appropriate offices for the perfection of a security interest in any of the Restaurant Property. 1.11 GAAP. The term “GAAP” shall mean generally accepted accounting principles consistently applied. 1.12 Governmental Authority. The term “Governmental Authority” shall mean the United States, the state, the county, the city or any other political subdivision in which the Restaurant Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower, Guarantor or the Restaurant Property, or Lender. 1.13 Governmental Requirements. The term “Governmental Requirements” shall mean all laws, ordinances, rules and regulations of any Governmental Authority applicable to Borrower, Guarantor or the Restaurant Property or Lender. 1.14 Guarantor. The term “Guarantor” shall mean STEAK N SHAKE INC., an Indiana corporation (“Guarantor”), whose address is whose address is 107 S. Pennsylvania Street, Suite 400, Indianapolis, Indiana 46204. 1.15 Guaranty Agreement. The term “Guaranty Agreement” shall mean a continuing guaranty of the Loan executed by Guarantor. 1.16 Hazardous Materials.

5 The term “Hazardous Materials” shall mean (a) any “hazardous waste”, as defined by the Resource Conservation and Recovery Act of 1976 (42. U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any “hazardous substance”, as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substance; (f) any substance the presence of which on the Restaurant Property is prohibited by any Governmental Requirement; and (g) any other substance which, by any Governmental Requirement, requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment or disposal. 1.17 Hazardous Materials Contamination. The term “Hazardous Materials Contamination” shall mean the contamination (whether presently existing or hereafter occurring) of the Improvements, facilities, soil, groundwater, air or other elements on or of the Restaurant Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the Effective Date) emanating from the Restaurant Property. 1.18 Insurance Policies. The term “Insurance Policies” shall mean: (a) Commercial Liability Insurance of Guarantor for owners and contractors, including blanket contractual liability, products and completed operations, personal injury (including employees), independent contractors, explosion and underground hazards. Lender shall be a named additional insured; (b) Property Insurance for the Restaurant Property, with waiver of right of subrogation and replacement cost endorsement. A copy of the Commercial Liability Insurance shall be delivered to Lender. A copy of the Property Insurance Policies shall be provided to Lender upon written request. 1.19 Lender. The term “Lender” shall mean INTERNATIONAL BANK OF COMMERCE (“Lender”), whose address is 130 E. Travis, San Antonio, Texas 78205. 1.20 Loan. The term “Loan” shall mean the Loan by Lender to Borrower, in the amount set forth in the first paragraph of this Loan Agreement. 1.21 Loan Amount.

6 The term “Loan Amount” shall mean the face amount of the Note. 1.22 Loan Commitment Fee. The term “Loan Commitment Fee” shall mean the sum of one-half percent (1/2%) of the Loan Amount. 1.23 Loan Availability Fee. The term “Loan Availability Fee” shall mean the sum of one-eight percent (1/8%) of the difference between the year to date funded average balance of the Loan and the committed Loan Amount, calculated by Lender and payable by Borrower quarter annually. 1.24 Loan Instruments. The term “Loan Instruments” shall mean this Loan Agreement, the Deed of Trust or Mortgage, the Note, the Guaranty Agreement, the Security Agreement, the Financing Statements, and such other instruments evidencing, securing, or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower, Guarantor or any other party to Lender pursuant to this Loan Agreement, including, without limitation, each Application for Advance, and any future amendments or supplements thereto. 1.25 Maturity Date. The term “Maturity Date” shall mean the date set forth in the Note. 1.26 Monetary Default. The term “Monetary Default” shall mean a default or Event of Default involving the payment of money to Lender. 1.27 Non-Monetary Default. The term “Non-Monetary Default” shall mean a default or Event of Default which is not a Monetary Default. 1.28 Note. The term “Note” shall mean the Real Estate Lien Note [Revolving Line of Credit] from Borrower to Lender dated of even date herewith in the Loan Amount of and evidencing the Loan, and all renewals, amendments and replacements thereof. 1.29 Notice and Cure. The term “Notice and Cure” shall mean the following:

7 (a) Notwithstanding any provision to the contrary herein contained or in the Loan Instruments, Lender agrees to provide Borrower written notice of any Monetary Default set forth herein or in the Loan Instruments, and to give Borrower an opportunity to cure any Monetary Default as specified in the notice within a ten (10) day period from the date of such notice. Notwithstanding anything to the contrary Lender shall have no obligation to provide a notice and opportunity to cure a Monetary Default more than two (2) times in any calendar year and if Lender shall provide a notice and opportunity to cure two (2) times in any calendar year, thereafter no notice of any default or Event of Default shall be required. (b) Further notwithstanding any provision to the contrary herein contained or in the Loan Instruments, Lender agrees to provide Borrower written notice of any Non-Monetary Default set forth herein or in the Loan Instruments, and to give Borrower an opportunity to cure any Non- Monetary Default as specified in the notice within a fifteen (15) day period from the date of such notice. 1.30 Partial Release. The term “Partial Release” shall mean the release of a Deed of Trust or Mortgage on a Restaurant Property. 1.31 Personal Property. The term “Personal Property” shall mean the tangible personal property described in the Security Agreement located in a Restaurant Property. 1.32 Replacement Restaurant Property. The term “Replacement Restaurant Property” shall mean a Restaurant Property (a) owned by Borrower, or a Subsidiary, provided that the Subsidiary does not have debt liabilities greater than Guarantor; and (b)(1) has an appraised value of not less than ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) in accordance with an Appraisal meeting the requirements of this Loan Agreement; or (b)(2) provides annual cash flow equal to the pro rata share of cash flow per the most recent Restaurant Property cash flow report by store for the Restaurant Property to be replaced; and (c) Borrower satisfies all requirements of any Governmental Requirements applicable to Lender; and (d) Borrower delivers to Lender a Title Report reflecting that Borrower or its Subsidiary owns the Replacement Restaurant Property free of all indebtedness, encumbrance or lien; and (e) Borrower delivers such documents, instruments and agreements as may be required to perfect a Deed of Trust or Mortgage on such Replacement Restaurant Property. A property of a Subsidiary must be from a Subsidiary with assets and liabilities similar to Guarantor or must be approved by Landlord or the property will not be acceptable for a Replacement Restaurant Property. 1.33 Restaurant Property. The term “Restaurant Property” shall mean the improved real property described in Attachment 1 attached hereto and incorporated herein by reference.

8 1.34 SEC. The term “SEC” shall mean the United States Securities and Exchange Commission. 1.35 Security Agreement. The term “Security Agreement” shall mean a Security Agreement, of even date herewith, granting to Lender a security interest in the Personal Property as collateral for the Loan in addition to any collateral which is described in the Deed of Trust or Mortgage and covered by the security agreement included therein. 1.36 Subsidiary. The term “Subsidiary” shall mean an entity whose financial statements are consolidated with the consolidated financial statements of Borrower under GAAP. ARTICLE 2 - ADVANCES OF THE LOAN 2.1 Commitment of Lender. Subject to the conditions hereof, and provided that no Event of Default has occurred, Lender will make Advances of the Loan from time to time. 2.2 Interest on the Loan. Interest on the Loan, at the rate or rates specified in the Note, shall be computed on the unpaid principal balance which exists from time to time and shall be computed with respect to the outstanding balance of the Loan, from time to time. 2.3 Conditions to Advances. Advance shall be available upon satisfaction of the Conditions to Advance. As a condition precedent to each Advance, Borrower and Guarantor must satisfy the Conditions to Advance required by this Agreement and execute and deliver to, procure for and deposit with, and pay to Lender and, if appropriate, record in the proper records, with all filing and recording fees paid, the documents, certificates and other items that are described in Attachment 2, together with such other documents, instruments and certificates as Lender may reasonably require, and with all filing and recording fees paid. 2.4 Advance of the Note. Advances of the Note shall be made by Lender to Borrower following the submission of an Application for Advance. Each Application for Advance shall be submitted by Borrower to Lender three (3) business days prior to the date on which an Advance is desired by Borrower. It is understood that the Note is a revolving Note and that so long as Borrower is in compliance with the terms of the Note, the Deed of Trust or Mortgage securing the Note, this Loan Agreement, and the Loan Instruments, Borrower shall have the right to request Advances up to the face amount of the Note from time to time, and may, from time to time, repay such Advances in any amount or amounts, up to and including the face amount of the Note, without penalty or premium, and without the necessity of executing a new Note; provided, however, that the amount of principal outstanding shall never exceed the face amount of the Note. 2.5 No Waiver. The making of an Advance shall not constitute a waiver of any condition precedent to the obligations of Lender or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

9 2.6 Conditions Precedent for the Benefit of Lender. The Conditions to Advance and all conditions precedent to the obligation of Lender to make Advances are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any Condition to Advance or other condition precedent or be entitled to assume that Lender will agree to make or refuse to make an Advance in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement may be waived by Lender, in whole or in part, at any time. ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF BORROWER Borrower hereby represents and warrants as follows: 3.1 Financial Statements. The Financial Statements of Borrower are true, correct and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower as of the dates specified therein. No material adverse change has occurred in the financial condition of Borrower since the dates of the Financial Statements. 3.2 Suits, Actions, Etc. There are no material actions, suits or proceedings pending or to the knowledge of Borrower threatened in any court or before or by any Governmental Authority against or affecting Borrower, Guarantor, or the Restaurant Property, nor involving the validity, enforceability, or priority of any of the Loan Instruments, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Instruments, will not result in a breach of, or constitute a default in any agreement to which Borrower or Guarantor are party or by which Borrower or Guarantor may be bound or affected. Neither Borrower nor Guarantor is in default of any order of any court or any requirement of any Governmental Authority. 3.3 Valid and Binding Obligations. All of the Loan Instruments, and all other documents referred to herein to which Borrower is a party, upon execution and delivery, will constitute valid and binding obligations of Borrower, enforceable in accordance with their terms, except as limited by Debtor Relief Laws. All of the Loan Instruments, and all other documents referred to herein to which Guarantor is a party, upon execution and delivery, will constitute valid and binding obligations of Guarantor, enforceable in accordance with its terms, except as limited by Debtor Relief Laws. 3.4 Title. Guarantor holds or will hold full legal and equitable title to the Restaurant Property. 3.5 Disclosure. There is no fact that Borrower or Guarantor have not disclosed to Lender in writing that could materially adversely affect the Loan, the Restaurant Property or the business or financial condition of Borrower or Guarantor. 3.6 Submittals. The Loan Instruments, all Financial Statements and other materials submitted to the Lender in connection with or in furtherance of the Loan and this Loan Agreement by or on behalf of the Borrower or Guarantor fully and fairly state the matters with which they purport to deal, and neither misstate any material fact, nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

10 3.7 Inducement to Lender. The representations and warranties contained in the Loan Instruments are made by Borrower and Guarantor as an inducement to Lender to make the Loan, and Borrower and Guarantor understand that Lender is relying on such representations and warranties and that such representations and warranties shall survive any (a) bankruptcy proceedings involving Borrower, Guarantor or the Restaurant Property, or (b) foreclosure. Acceptance of the Advance constitutes reaffirmation, as of the date of such acceptance, of the representations and warranties of Borrower and Guarantor in the Loan Instruments, on which Lender shall rely in making such Advance. ARTICLE 4 - COVENANTS AND AGREEMENTS OF BORROWER AND GUARANTOR Borrower and Guarantor hereby covenant and agree as follows: 4.1 Compliance with Governmental Requirements. Borrower and Guarantor shall timely comply with all Governmental Requirements. Borrower and Guarantor assumes full responsibility for the compliance of the Restaurant Property with all Governmental Requirements. Immediately upon Borrower’s or Guarantor’s receipt of any notice from a Governmental Authority of noncompliance with any Governmental Requirements, Borrower or Guarantor shall provide Lender with written notice thereof and at Borrower’s or Guarantor’s expense shall cure such noncompliance. 4.2 No Liability of Lender. Lender shall have no liability, obligation or responsibility whatsoever except to Advance the Loan pursuant to this Loan Agreement. Lender shall not be obligated to inspect the Restaurant Property nor be liable or responsible for any defect therein by reason of inspecting same, nor be liable for the performance or default of Borrower or Guarantor, or for the performance of any obligation of Borrower or Guarantor whatsoever. Nothing, including, without limitation, the Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender. ARTICLE 5 - CONTINUING COVENANTS AND OPERATIONS 5.1 Notices by Governmental Authority. Borrower and Guarantor shall timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any Governmental Authority or the Restaurant Property. 5.2 Additional Documents. Borrower and Guarantor shall execute and deliver to Lender, from time to time as requested by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Instruments. 5.3 Inspection of Books and Records. Borrower shall permit Lender to examine and copy the books and records of Borrower pertaining to the Loan after the financial statements have been filed with the SEC. Borrower shall permit Lender, at all reasonable times, to examine and copy the books and records of the Restaurant Property. 5.4 Defense of Actions. To the extent Borrower or Guarantor are not already defending any such action to the satisfaction of Lender, Lender may (but shall not be obligated to) commence,

11 appear in, or defend any action or proceeding purporting to affect the Loan, the Restaurant Property and the respective rights and obligations of Lender, Borrower or Guarantor pursuant to this Loan Agreement. Lender may (but shall not be obligated to) pay all reasonable and necessary expenses, including reasonable attorneys’ fees and expenses incurred in connection with such proceedings or actions, which Borrower and Guarantor agree to repay to Lender. 5.5 Prohibition on Assignment of Loan. Borrower and Guarantor shall not assign or encumber any interest of Borrower or Guarantor in or in connection with the Loan. 5.6 Tax Receipts. Borrower or Guarantor shall furnish Lender with receipts or tax statements marked “Paid” to evidence the payment of all taxes levied on the Restaurant Property upon request from Lender. 5.7 Costs and Expenses. Borrower and Guarantor shall pay when due all costs and expenses required by this Loan Agreement, including, without limitation, (a) all taxes and assessments, (b) all fees for filing or recording the Loan Instruments, (c) all fees and commissions lawfully due to brokers, salesmen, and agents in connection with the Loan, (d) all reasonable fees and expenses of counsel to Lender, and (e) all other reasonable costs and expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Loan Agreement. 5.8 Notice of Litigation, Claims and Financial Change. Borrower shall notify Lender in writing simultaneously with the reporting of any Financial Statement to the SEC of any litigation against Borrower and its Subsidiaries which has a material adverse effect upon the financial condition of Borrower. A material adverse effect shall be deemed to be a charge on the income statement of Borrower as filed with the SEC in excess of FIVE MILLION DOLLARS ($5,000,000). Furthermore, Borrower must provide written notice to Lender of any litigation where Borrower is the sole defendant which is to be tried prior to the date of commencement of such trial. 5.9 Hold Harmless. Borrower shall defend, at their own cost and expense, and hold Lender harmless from, any proceeding or claim in any way relating to the Loan, the Loan Instruments and the Restaurant Property. All costs and expenses incurred by Lender in protecting its interests hereunder, including all court costs and attorneys’ fees and expenses, shall be borne by Borrower. The provisions of this Section shall survive the payment in full of the Loan and all other indebtedness of Borrower to Lender. ARTICLE 6 – FINANCIAL COVENANTS 6.1 Current Financial Statements. Borrower shall provide access to all annual and quarterly Financial Statements, reports, and disclosures, but not prior to the date when such statements are filed with the SEC, and provide notice to Lender with a hyperlink to the Financial Statements when Financial Statements are filed with the SEC. Guarantor shall provide annual statements of cash flow by each Restaurant Property within sixty (60) days following the filing of Borrower’s annual report. If Borrower shall fail to notify Lender within thirty (30) days following the date when annual and quarterly Financial Statements are filed with the SEC or fail to provide notice to Lender of the link to the hyperlink to the Financial Statements within thirty (30) days following the date

12 when annual and quarterly Financial Statements are filed with the SEC, the same shall not be an Event of Default until (a) Lender shall notify Borrower of such failure, and (b) Borrower shall fail to cure such failure within ten (10) days following notice from Lender. This provision shall not be subject to any Notice and Cure under Section 1.26. 6.2 Minimum Total Shareholder’s Equity (Net Worth). Borrower shall at all times maintain a Total Shareholder’s Equity (net worth) calculated in accordance with GAAP of not less than FIVE HUNDRED MILLION AND NO/100 DOLLARS ($500,000,000.00), as reflected on its annual and quarterly Financial Statements. 6.3 Minimum Liquidity. Borrower shall at all times maintain liquidity of not less than THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), as reflected on its annual and quarterly Financial Statements. Liquidity shall mean cash or cash equivalents reflected on Borrower’s balance sheet as well as unencumbered United States Treasuries (Treasury Bonds, Treasury Bills or investments fully guaranteed or insured by the United States or an agency of the United States), and unencumbered Certificates of Deposit. 6.4 Net Operating Income. Borrower shall at all times maintain net operating income calculated in accordance with GAAP, modified as set forth below, of not less than TWENTY- FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), as reflected on its annual Financial Statements. Net Operating Income shall be calculated as revenues, less adjusted costs and expenses, where adjusted costs and expenses exclude non-cash items such as impairment charges, depreciation, depletion and amortization expenses, and less interest expense. 6.5 Minimum Liability to Equity Ratio. Borrower shall at all times maintain a Liability to Equity Ratio of not greater than one-to-one, as reflected on its annual and quarterly Financial Statements. ARTICLE 7 – PARTIAL RELEASES 7.1 Partial Releases - Casualty. (a) If a Restaurant Property shall be damaged by fire, or other casualty, Borrower or Guarantor shall have the right to promptly commence and diligently complete the restoration of such Restaurant Property and in such event Borrower or Guarantor shall have the right to apply the proceeds of the insurance to the restoration of the Restaurant Property so damaged. (b) If a Restaurant Property is damaged by fire, or other casualty, and Borrower or Guarantor shall elect not to (i) promptly commence and diligently complete the restoration; or (ii) fail to complete the restoration to the satisfaction of Lender, then the Loan shall be modified and the Loan reduced by the largest of the following items until Borrower shall replace the Restaurant Property with a Replacement Restaurant Property: (1) Insurance proceeds received; or (2) ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00); or

13 (3) The pro rata share of cash flow per the most recent Restaurant Property cash flow report by store. 7.2 Partial Releases – Sale or Event under Section 1.8 (j). (a) If Borrower shall desire to sell a Restaurant Property, or an event under Section 1.8(j) shall occur, Borrower shall be permitted to do so but in this event, the Loan shall be modified and the Loan reduced by the largest of the following items until Borrower shall replace the Restaurant Property with a Replacement Restaurant Property: (1) ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00); or (2) The pro rata share of cash flow per the most recent Restaurant Property cash flow report by store. ARTICLE 8 - RIGHTS AND REMEDIES OF LENDER 8.1 Rights of Lender. Upon the occurrence of an Event of Default, Lender shall have the right to enforce any of its rights or remedies hereunder, or in the other Loan Instruments. 8.2 Appraisal. Upon the occurrence of an Event of Default, Lender shall have the right to procure or require an Appraisal of the fair market value of the Restaurant Property, prepared in form and content reasonably satisfactory to Lender in compliance with all Governmental Requirements as well as applicable law and regulation applicable to Lender, and thereafter Lender shall be entitled to obtain a new or updated Appraisal from time to time. The cost of any such new or updated Appraisal is to be paid by Borrower. 8.3 Cessation of Advances and Acceleration. Upon the occurrence of an Event of Default, Lender may, at its option cease all further Advances of the Loan, and at its option, declare the Loan immediately due and payable without notice of any kind (unless notice is required by applicable law, or as required under the Loan Instruments). 8.4 No Waiver or Exhaustion. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Instruments, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender. ARTICLE 9 - GENERAL TERMS AND CONDITIONS 9.1 Notices. All notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally or deposited in a regularly maintained mail receptacle of the United States Postal

14 Service, postage prepaid, registered or certified, return receipt requested, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth herein or such other address as a party may from time to time designate by written notice to the other as herein required. 9.2 Entire Agreement and Modifications. The Loan Instruments constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Loan Agreement or the other Loan Instruments may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver or termination is sought to be enforced. 9.3 Severability. In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability, shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. 9.4 Election of Remedies. Lender shall have all of the rights and remedies granted in the Loan Instruments and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively or concurrently against Borrower, or any property covered under the Loan Instruments, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive. 9.5 Form and Substance. All documents, certificates, insurance policies, and other items required under this Loan Agreement to be executed and/or delivered to Lender, shall be in form and substance satisfactory to Lender. 9.6 Limitation on Interest. All agreements between Borrower and Lender, whether now existing or hereafter arising, and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any indebtedness governed hereby or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and, if from any circumstance the Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Loan (including the period of any renewal or extension thereof), so that interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower and Lender. 9.7 No Third Party Beneficiary. This Loan Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

15 9.8 Borrower in Control. In no event shall Lender’s rights and interests under the Loan Instruments be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower, or has power over the daily management functions and operating decisions made by Borrower. 9.9 Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower unless such covenants, obligations and warranties expressly state that they are several obligations. 8.10 Captions. The captions, headings and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof. 8.11 Applicable Law. THIS LOAN AGREEMENT AND THE LOAN INSTRUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE. 8.12 Arbitration. This Loan Agreement is subject to the arbitration provisions set forth in Attachment 3. 8.13 Attachments. The following Attachments are attached to and incorporated into this Loan Agreement as if fully set forth herein. Restaurant Property Attachment 1 Conditions to the Advance Attachment 2 Arbitration Attachment 3 EXECUTED AND DELIVERED as of the Effective Date. [The balance of this page intentionally left blank. Signatures appear on the following pages.]

SIGNATURE PAGE TO LOAN AGREEMENT LENDER: INTERNATIONAL BANK OF COMMERCE By: ______________________________________ Michael Applegate, First Vice President

SIGNATURE PAGE TO LOAN AGREEMENT BORROWER: BIGLARI HOLDINGS INC., an Indiana corporation By: ______________________________________ Sardar Biglari, Chairman and CEO GUARANTOR: STEAK N SHAKE INC., an Indiana corporation By: ______________________________________ Bruce Wayne Lewis, Authorized Signatory